EXHIBIT 99.1


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                         FIRST SUPPLEMENTAL INDENTURE


                                    among



                          CHEVRON CAPITAL U.S.A. INC.

                                    Issuer


                              CHEVRON CORPORATION

                                   Guarantor



                THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                                    Trustee


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                          DATED AS OF AUGUST 1, 1994

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                           SUPPLEMENTAL TO INDENTURE
                           Dated as of May 15, 1987


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                         FIRST SUPPLEMENTAL INDENTURE


               THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 1, 1994, among CHEVRON CAPITAL U.S.A. INC., a Delaware corporation (the "Company"), CHEVRON CORPORATION, a Delaware corporation (the "Guarantor"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association (the "Trustee"),


                                  WITNESSETH:


               WHEREAS, the Company, the Guarantor and the Trustee have entered into that certain Indenture dated as of May 15, 1987 (the "Original Indenture"), and such Original Indenture provides that the Company and the Trustee may, at any time and from time to time, enter into one or more supplemental indentures without the consent of the holders of the outstanding Securities for the purpose of supplementing the provisions of the Original Indenture with respect to matters arising thereunder provided that such supplemental indenture shall not adversely affect the interest of the holders of the Securities;

               WHEREAS, the Company and the Guarantor have each duly authorized the execution and delivery of this First Supplemental Indenture, and all things necessary have been done to make this First Supplemental Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms;

               NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

               That in order to declare additional terms and conditions upon which certain series of Securities may hereafter be issued, authenticated and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, each of the Company and the Guarantor covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any series thereof, as follows:

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                                  ARTICLE ONE

                                  DEFINITIONS


               SECTION 1.01.  DEFINITIONS.  The terms defined in this Section
1.01 shall, for all purposes of the Original Indenture and this First Supplemental Indenture, have the meanings herein specified, unless the context clearly otherwise requires:

DEPOSITORY

               The term "Depository" shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the person designated as Depository by the Company pursuant to Section 2.01 of the Indenture until a successor Depository shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Depository" shall mean or include each person who is then a Depository hereunder, and if at any time there is more than one such Person "Depository" as used with respect to the Securities of any such series shall mean the Depository with respect to the Securities of that series.

FIRST SUPPLEMENTAL INDENTURE

               The term "First Supplemental Indenture" shall mean this First Supplemental Indenture dated as of August 1, 1994, among the Company, the Guarantor and the Trustee, as such was originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

GLOBAL SECURITY

               The term "Global Security" shall mean a Security evidencing all or a portion of a series of Securities, issued under the Indenture and delivered to the Depository for such series in accordance with Section 2.09 of the Indenture, and bearing the legend prescribed in such Section 2.09.

INDENTURE

               The term "Indenture" shall mean the Indenture, dated as of May 15, 1987, as supplemented by the First Supplemental Indenture dated as of August 1, 1994, each being among the Company, the Guarantor and the Trustee, and as it may from time to time hereafter be further supplemented, modified or amended, as

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provided in the Indenture, and shall include the form and terms of particular series of Securities established as contemplated by Section 2.01 and 2.02 of the Indenture.

ORIGINAL INDENTURE

               The term "Original Indenture" shall mean that certain Indenture dated as of May 15, 1987 among the Company, the Guarantor and the Trustee, as such indenture was originally executed.

TRUST INDENTURE ACT

               The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended as of the date of the First Supplemental Indenture.


               SECTION 1.02. OTHER DEFINITIONS. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Original Indenture, except when expressly herein otherwise defined.



                                  ARTICLE TWO


                     AMENDMENTS TO THE ORIGINAL INDENTURE
                      RELATING TO THE PROVISIONS OF THE
                          TRUST INDENTURE ACT OF 1939


               SECTION 2.01. AMENDMENTS TO SECTION 5.03. Section 5.03 of the Original Indenture is hereby amended to add thereto as a new subsection (d) the following:

               "(d) The Company, the Guarantor and any other obligor on the Securities each covenant and agree to furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants of this Indenture (which compliance shall be determined without regard to any period of grace or requirement of notice as provided in this Indenture).
          Such certificates need not comply with Section 14.03 of this Indenture."

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               SECTION 2.01.  AMENDMENT TO SECTION 5.04.  Subsection (a) of
Section 5.04 of the Original Indenture is hereby amended to read as follows:

               "(a) On or before July 15, 1987, and on or before July 15 in every year thereafter, if and so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this
          Section 5.04 provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

               (1)  any change to its eligibility under Section
          7.09, and its qualifications under Section 7.08;

               (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of
          Section 7.08(d);

               (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities of such series outstanding on the date of such report;

               (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company or the Guarantor(or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or (6) of subsection
          (b) of Section 7.13;

               (5) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

               (6) any additional issue of Securities which the Trustee has not previously reported; and

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               (7)  any action taken by the Trustee in the
          performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of
          Section 6.10."

               SECTION 2.02. AMENDMENT TO SECTION 6.09. Section 6.09 of the Original Indenture is hereby amended by adding thereto as a new second paragraph the following:

               "The Company may set a special record date for purposes of determining the identity of the holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by this Section
          6.09. Such record date shall be the later of 15 days prior to the first solicitation of such consent or the date of the most recent list of holders furnished to the Trustee pursuant to Section 5.01 of this Indenture prior to such solicitation."

               SECTION 2.03. AMENDMENT TO SECTION 7.08. Section 7.08 of the Original Indenture is hereby amended to read as follows:

               "SECTION 7.08. DISQUALIFICATION; CONFLICTING INTEREST.

               (a)  If the Trustee has or shall acquire any
          conflicting interest, as defined in this Section 7.08, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in this Section 7.08, resign in the manner and with the effect specified in Section 7.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in
          Section 7.10.

               (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure to the Securityholders in the manner and to the extent provided in subsection (c) of Section
          5.04 with respect to reports pursuant to subsection
          (a) of said Section 5.04.

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               (c)  Subject to the provisions of Section 6.11 of
          this Indenture, unless the Trustee's duty to resign is stayed as provided in subsection (f) of this Section 7.08, any holder who has been a bona fide holder of Securities for at least six months may, on such holder's behalf and on behalf of all other holders similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor, if such Trustee fails after written request thereof by such holder to comply with the provisions of subsection (a) of this Section 7.08.

               (d) For the purposes of this Section 7.08 the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if an Event of Default (exclusive of any period of grace or requirement of notice) has occurred with respect to Securities of such series and:

                    (1)  the Trustee is trustee under another
               indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company, the Guarantor or any other obligor on the Securities are outstanding or is trustee for more than one outstanding series of securities, as hereinafter defined, under a single indenture of the Company, the Guarantor or any other obligor on the Securities, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph, this Indenture with respect to the Securities of any other series outstanding, the Indenture dated as of May 15, 1987 between Chevron Corporation and The Chase Manhattan Bank (National Association), as Trustee, relating to the securities issuable under such indenture, the Indenture dated as of June 15, 1985 between Chevron Corporation and The Chase Manhattan Bank (National Association), as Trustee, relating to the securities issuable under such indenture, the Indenture dated as of August 1, 1984 among Chevron Capital U.S.A. Inc., as Issuer, Chevron Corporation, as Guarantor, and The Chase Manhattan Bank (National Association), as Trustee, relating to the securities issuable under such indenture, the Indenture dated as of June 1, 1968 between Chevron U.S.A. Inc. (formerly Gulf Oil Corporation) and The Chase Manhattan Bank (National Association), as successor trustee, relating to the securities issuable under such indenture and any other indenture or indentures under which other securities, or certificates of interest or participation


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               in other securities, of the Company are outstanding,
               if (A) this Indenture is and such other indenture or indentures (and all series of securities issued thereunder) are wholly unsecured and rank equally, and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of
               Section 307 of the Trust Indenture Act of 1939, that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture or indentures (or such series), which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture or indentures, or (B) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Securities of such series and such other series, or under this Indenture and such other indenture, is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and such other series, or under this Indenture and one of such indentures,

                    (2)  the Trustee or any of its directors or
               executive officers is an underwriter for the Company, the Guarantor or any other obligor on the Securities,

                    (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company, the Guarantor or any other obligor on the Securities,

                    (4)  the Trustee or any of its directors or
               executive officers is a director, officer, partner, employee, appointee or representative of the Company, the Guarantor or any other obligor on the Securities, or of an underwriter (other than the Trustee itself)
               for the Company, the Guarantor or any other obligor
               on the Securities who is currently engaged in the
               business of
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               underwriting, except that (A) one individual may be
               a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, the Guarantor or any other obligor on the Securities, but may not be at the same time an executive officer of both the Trustee and the Company, the Guarantor or any other obligor on the Securities;
               (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company, the Guarantor or any other obligor on the Securities; and (C) the Trustee may be designated by the Company, the Guarantor or any other obligor on the Securities or by an underwriter for the Company, the Guarantor or any other obligor on the Securities to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (d), to act as trustee whether under an indenture or otherwise,

                    (5)  ten percent or more of the voting
               securities of the Trustee is beneficially owned either by the Company, the Guarantor or any other obligor on the Securities or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collec-tively, by any two or more of such persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company, the Guarantor or any other obligor on the Securities or by any director, partner or executive officer of the Company, the Guarantor or any other obligor on the Securities, respectively, or is beneficially owned, collectively, by any two or more such persons,

                    (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Company, the Guarantor or any other obligor on the Securities, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent or more of any class of security of an underwriter for the Company, the Guarantor or any other obligor on the Securities,

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                    (7)  the Trustee is the beneficial owner of, or
               holds as collateral security for an obligation which is in default, as hereinafter defined, five percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with the Company, the Guarantor or any other obligor on the Securities,

                    (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, as hereinafter defined, ten percent or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company, the Guarantor or any other obligor on the Securities,

                    (9)  the Trustee owns on the date of the
               occurrence of such Event of Default (exclusive of any period of grace or requirement of notice) or any anniversary thereof while such Event of Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity an aggregate of 25% or more of the voting securities or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (d). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of the occurrence of any such Event of Default and annually in each succeeding year that the Securities or any series thereof remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company, the Guarantor or any other obligor on the Securities fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date,

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               notwithstanding the foregoing provisions of this
               paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (d) or

               (10) except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of Section 7.13(b), the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor on the Securities.

          The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (d) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (d).

          For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (d) only, (A) the terms 'security' and 'securities' shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

               (e)  For the purposes of this Section 7.08:

                    (1)  The term 'underwriter' when used with
               reference to the Company, the Guarantor or any other obligor on the Securities shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Company, the Guarantor or any other obligor on the Securities with a view to, or has offered or sold for the Company, the Guarantor or any other obligor on the Securities in connection with, the distribution of any security of the Company, the Guarantor or any other obligor on the Securities outstanding at

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               such time, or has participated or has had a direct or
               indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                    (2) The term 'director' shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                    (3) The term 'trust' shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                    (4) The term 'voting security' shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                    (5) The term 'executive officer' shall mean the president, every vice-president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                    (6)  Except for purposes of paragraphs (6), (7),
               (8) and (9) of subsection (d) of this Section 7.08, the term 'security' or 'securities' shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a 'security or any certificate of interest or participation in, temporary or interim certificate for, receipt for,

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               guarantee of, or warrant or right to subscribe to or
               purchase, any of the foregoing.

                    (7)  For the purpose of subsection (d)(i) of
               this Section 7.08, the term 'series of securities' or 'series' means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided, that 'series of securities' or 'series' shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

          The percentages of voting securities and other securities specified in this Section 7.08 shall be calculated in accordance with the following provisions:

               (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 7.08 (each of whom is referred to as a 'person' in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

               (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

               (C) The term 'amount', when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

               (D) The term 'outstanding' means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                    (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                    (ii) Securities of an issuer held in a sinking
               fund relating to another class of securities of the issuer, if the obligation

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               evidenced by such other class of securities is not
               in default as to principal or interest or otherwise;

                    (iii)     Securities pledged by the issuer
               thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                    (iv) Securities held in escrow if placed in
               escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

               (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided further that, in the case of unsecured evidences of indebtedness, differences in the interest rate or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

               (f) Except in the case of a default in the payment of the principal of or interest on any Securities, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section 7.08 if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of holders of such series of Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such appointment."

               SECTION 2.04. AMENDMENT TO SECTION 7.09. Section 7.09 of the Original Indenture is hereby amended to read as follows:

               "SECTION 7.09. REQUIREMENTS FOR ELIGIBILITY OF TRUSTEE. There shall always be at least one Trustee hereunder. The Trustee hereunder shall at all times be a corporation organized and doing business as a commercial bank under the laws of the United States or any state thereof or of the District of Columbia or a corporation or other person permitted to act as a trustee by the Commission, and, in each case, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
          Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in this Article Seven. No obligor upon the Securities or person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee."

               SECTION 2.05.  AMENDMENT TO SECTION 7.13.  Subsection (a) of
Section 7.13 of the Original Indenture is hereby amended to read as follows:

               "(a) Subject to the provisions of subsection (b) of this Section 7.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company, of the Guarantor or of any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities for which it is acting as Trustee, and the holders of other indenture securities (as defined in subsection (c) of this Section 7.13):

                    (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period, and valid as against the Company, the Guarantor or such other obligor and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company or such other obligor, as the case may be, upon the date of such default; and

                    (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company or such other obligor and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the Trustee:

                    (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company or such other obligor, as the case may be) who is liable thereon, and (ii) the proceeds of the bona fide sale of any claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company or such other obligor, as the case may be, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State laws;

                    (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                    (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received, the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 7.13 would occur within three months; or

                    (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or
               (C), as the case may be, to the extent of the fair value of such property.

               For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

               If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the holders of Securities for which it is acting as Trustee, and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company or such other obligor, as the case may be, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company or such other obligor, as the case may be, of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders, and the holders of other indenture securities dividends on claims filed against the Company or such other obligor, as the case may be, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term 'dividends' shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, such Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

               Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                    (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued, as trustee, occurred after the beginning of such three months' period; and

                    (ii) such receipt of property or reduction of claim
               occurred within three months after such resignation or removal.

               In every case commenced under the Bankruptcy Act of 1898, or any amendment thereto enacted prior to November 6, 1978, all references to periods of three months shall be deemed to be references to periods of four months."



                                 ARTICLE THREE


                          AMENDMENTS RELATING TO THE
                         ISSUANCE OF GLOBAL SECURITIES


               SECTION 3.01.  AMENDMENTS TO SECTION 2.01.  Subsection (8) of
Section 2.01 of the Original Indenture is hereby amended to read as follows:

               "(8) whether such series of Securities shall be issuable as one or more Global Securities and if not, the denominations in which such series of Securities shall be issuable (if other than denominations of $1,000 and any integral multiple thereof) and the form (fully registered or coupon or both coupon and fully registered) in which such series of Securities shall be issued,"

Subsections (15) and (16) of Section 2.01 of the Original Indenture shall be renumbered subsections (16) and (17), respectively and the following new subsection (15) shall be added:

               "(15) if the Securities of such series shall be issued in whole or in part in the form of one or more Global Securities, the Depository for such Global Security or Securities and any additional terms and conditions relating to such Global Securities not set forth in this Indenture,"

The second paragraph of Section 2.01 of the Original Indenture shall be amended to read as follows:

               "All Securities of any one series shall be substantially identical except that any series may have serial maturities and different interest rates for different maturities and except as to denomination and the differences herein specified between Global Securities and fully registered Securities issued in definitive form and those between coupon and fully registered Securities."

The third paragraph of Section 2.01 of the Original Indenture shall be amended to read as follows:

               "At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver any series of Securities executed by the Company to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver said Securities (or if only a single Global Security, such Global Security) to or upon the written order of the Company, signed by an officer of the Company, without any further corporate action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:"

               (1) each Certified Resolution relating to such series of Securities,

               (2) an executed supplemental indenture, if any, relating to such series of Securities,

               (3)  an Opinion of Counsel to the effect that:

                    (a) if the terms and form of such Securities have been established by or pursuant to resolutions of the Board of Directors of the Company as permitted by
                         Section 2.02 that such terms and form have been established in conformity with the provisions of this Indenture;

                    (b) that such Securities, when executed and issued by the Company and authenticated and delivered by the Trustee in accordance with the provisions of this Indenture and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, except as any rights thereunder may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws generally affecting the enforcement of the rights of creditors and subject to limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Securities and upon the availability of injunctive relief or other equitable remedies, and

                    (c) that the Company has complied with all applicable laws and requirements in respect of the execution and delivery of such Securities.

               SECTION 3.02. AMENDMENT TO SECTION 2.02. The second paragraph of Section 2.02 of the Original Indenture is amended to read as follows:

               "The definitive Securities and each Global Security may be printed, lithographed or fully or partly engraved or produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof."

               SECTION 3.03. AMENDMENT TO SECTION 2.03. Section 2.03 shall be renamed "Denominations; Payment of Interest on Fully Registered Securities." In addition, the first paragraph of Section 2.03 of the Original Indenture is amended to read as follows:

               "The Securities of each series may be issued as fully registered Securities without coupons (including as one or more Global Securities) or as coupon Securities and in denominations all as shall be specified as contemplated by
          Section 2.01 or, with respect to any Global Security, as provided in Section 2.09. In the absence of such provisions with respect to the Securities of any series, the Securities of such series (other than any Global Securities) shall be issued in denominations of $1,000 and any integral multiple thereof."

               SECTION 3.04. AMENDMENTS TO SECTION 2.05. The first paragraph of Section 2.05 of the Original Indenture shall be amended to read as follows:

               "Except as provided herein with respect to Global Securities, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained in accordance with the provisions of Section 11.02 and the Company shall execute the Security or Securities, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive."

Section 2.05 of the Original Indenture shall be further amended by adding the following new third paragraph:

               "Notwithstanding any other provision of this Section 2.05, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depository for such series to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository for such series or a nominee of such successor Depository."

               SECTION 3.05. ADDITION OF NEW SECTION 2.09. The Original Indenture shall be amended by adding the following new Section 2.09.

               "SECTION 2.09.  SECURITIES IN GLOBAL FORM;
          DEPOSITARIES. (a) Each Global Security shall: (i) represent and be denominated in an aggregate amount equal to the aggregate principal amount of the Securities of the series to be represented by such Global Security, (ii) be registered in the name of either the Depository for such Global Security or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's written instruction and (iv) bear a legend substantially to the following effect: 'Unless and until it is exchanged in whole or in part for Securities in definitive form, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any nominee to a successor Depository or a nominee of any successor Depository.' The notation of the record owner's interest in such Global Security upon the original issuance thereof shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such Global Security. Without limiting the foregoing, the Company, the Guarantor and the Trustee shall have no responsibility, obligation or liability with respect to:
          (x) the maintenance, review or accuracy of the records of the Depository or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Global Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the series of Securities represented by the Global Security to any person having any ownership interest in such Global Security or to any of the Depository's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Global Security.

               (b) If any Security of a series is issuable in the form of a Global Security or Securities, each such Global Security may provide that it shall represent the aggregate amount of outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities of such series represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount of outstanding Securities of a series represented thereby shall be made by the Trustee and in such manner as shall be specified on such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 14.03 of this Indenture.

               (c) Each Depository designated pursuant to the provisions of Section 2.01 of this Indenture for a Global Security must, at the time of its designation and at all times while it serves as a depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation. If at any time the Depository for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depository for the Securities of such series or if at any time the Depository for the Securities of such series shall no longer be eligible under this Section 2.09, the Company shall appoint a successor Depository with respect to the Securities of such series. If a successor Depository for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or learns of such ineligibility, the Company shall execute and the Company shall direct the Trustee to authenticate and deliver definitive Securities of such series in authorized denominations in exchange for the Global Security or Securities. Upon receipt of such direction, the Trustee shall thereupon authenticate and deliver the definitive Securities of such series in the same aggregate principal amount as the Global Security or Securities representing such series in exchange for such Global Security or Securities, in accordance with the provisions of subsection (e) of this Section 2.09, without any further corporate action by the Company.

               (d) The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute and upon receipt of a written order from the Company, the Trustee shall thereupon authenticate and deliver Securities of such series in definitive form and in authorized denominations in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities, in accordance with the provisions of subsection (e) of this Section 2.09 without any further corporate action by the Company.

               (e) Upon any exchange hereunder of the Global Security or Securities for Securities in definitive form, such Global Security or Securities shall be canceled by the Trustee. Securities issued hereunder in exchange for the Global Security or Securities shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such definitive Securities in exchange for the Global Security or Securities to the persons in whose name such definitive Securities have been registered in accordance with the directions of the Depository.

               SECTION 3.06.  AMENDMENT TO SECTION 8.02.  Subsection (b) of
Section 8.02 is hereby amended to read as follows:

               "(b) The ownership of fully registered Securities of any series (including Global Securities) shall be proved by the Register of such Securities of such series, or by certificates of the Security registrar or registrars thereof."

               SECTION 3.07. AMENDMENT TO SECTION 8.03. Section 8.03 of the Original Indenture is hereby amended by adding thereto as a new second paragraph the following:

               "If the Securities of any series are issued in the form of one or more Global Securities, the Depository therefor may grant proxies to Persons having a beneficial ownership in such Global Security or Securities for purposes of voting or otherwise responding to any request for consent, waiver or other action which the holder of such Security is entitled to grant or take under this Indenture and the Trustee shall accept such proxies for the purposes granted; provided that neither the Trustee nor the Company shall have any obligation with respect to the grant of or solicitation by the Depository of such proxies."


               SECTION 3.08. AMENDMENT TO SECTION 11.01. Section 11.01 of the Original Indenture is hereby amended to read as follows:

               "SECTION 11.01.   PAYMENT OF PRINCIPAL OF AND
          INTEREST ON SECURITIES. The Company covenants that it will duly and punctually pay or cause to be paid the principal of and any interest and premium on each of the Securities in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Except with respect to any Global Securities, if the fully registered Securities of any series bear interest, each installment of interest on the Securities of such series may at the option of the Company be paid by mailing a check or checks for such interest payable to the person entitled thereto pursuant to Section 2.03 to the address of such person as it appears on the Register of the Securities of such series on the applicable Record Date for such interest payment."


                                 ARTICLE FOUR

                 AMENDMENTS RELATING TO DISCHARGE; DEFEASANCE

               SECTION 4.01. AMENDMENT TO ARTICLE TWELVE OF THE ORIGINAL INDENTURE. The amendments to the Original Indenture made by this Section 4.01 shall only apply to Securities issued after the date of this Supplemental Indenture. Sections 12.01, 12.02 and 12.03 of the Original Indenture are hereby deleted in their entirety and Section 12.04 of the Original Indenture is hereby renumbered 12.05. The following new Sections 12.01, 12.02, 12.03 and 12.04 are hereby added to Article Twelve:

               "SECTION 12.01. DISCHARGE OF INDENTURE. If the Company or the Guarantor shall pay and discharge or cause to be paid or discharged the entire indebtedness on all Outstanding Securities by paying or causing to be paid the principal of (including redemption premium, if any) and interest on the Outstanding Securities, as and when the same become due and payable or by delivering to the Trustee, for cancellation by it, all Outstanding Securities, together with all unpaid coupons belonging thereto, and if the Company or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Company or the Guarantor, thereupon, upon written request of the Company or the Guarantor, and upon receipt by the Trustee of such certificates, if any, as the Trustee shall reasonably require, to the effect that all conditions precedent to the satisfaction and discharge of the Company's or the Guarantor's, as the case may be, obligations under this Indenture have been complied with, this Indenture shall be discharged and terminated and the Trustee shall forthwith execute proper instruments acknowledging satisfaction of and discharging and terminating this Indenture with respect to the Company's and the Guarantor's obligations hereunder and any such other interests.

               The Company or the Guarantor may at any time surrender to the Trustee for cancellation by it any Securities previously authenticated and delivered, together with all unpaid coupons, if any, thereto belonging which the Company or the Guarantor may have acquired in any manner whatsoever, and such Securities and coupons, upon such surrender and cancellation, shall be deemed to be paid and retired.

               SECTION 12.02.  DISCHARGE OF LIABILITY ON SECURITIES
          AND COUPONS. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities of the kind and in the necessary amount (as provided in Section 12.04 of this Indenture) to pay or redeem Outstanding Securities (whether upon or prior to their maturity or the Redemption Date of such Securities, provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article
          Three hereof provided or provision
          satisfactory to the Trustee shall have been made for the giving of such notice), the obligation of the Company duly and punctually to pay or cause to be paid the principal of and any interest and premium in respect of such Securities and any coupons appertaining thereto and all liability of the Company and the Guarantor in respect of such payment shall cease, terminate and be completely discharged and the holders thereof shall thereafter be entitled only to payment out of the money or securities deposited with the Trustee as aforesaid for their payment; provided, however, that this discharge of the Company's obligation so to pay and of the liability of the Company and the Guarantor in respect of such payment shall not occur unless the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that holders of the Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such discharge.

               SECTION 12.03. DISCHARGE OF CERTAIN COVENANTS AND OTHER OBLIGATIONS. Upon the deposit with the Trustee, in trust, prior to maturity of money or securities of the kind and in the necessary amount (as provided in Section
          12.04 of this Indenture) to pay or redeem Outstanding Securities of one or more Series (whether upon or prior to their maturity or the Redemption Date of such Securities, provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three hereof provided or provision satisfactory to the Trustee shall have been made for the giving of such notice), all of the obligations, covenants and agreements of the Guarantor with respect to such Securities under Sections 4.04, 4.05, 4.06 and 4.07 hereof shall cease, terminate and be completely discharged.

               SECTION 12.04. DISCHARGE OF CERTAIN OBLIGATIONS UPON DEPOSIT OF MONEY OR SECURITIES WITH TRUSTEE. The conditions for deposit of money or securities contained in Sections 12.02 and 12.03 shall have been satisfied whenever with respect to any Securities and any coupons appertaining thereto denominated in United States Dollars, the Company or the Guarantor shall have deposited or caused to be deposited irrevocably in trust with the Trustee dedicated solely to the benefit of the holders of such Securities and any such coupons:

                    (a)  Lawful money of the United States of
               America in an amount equal to the principal amount of such Securities and all unpaid interest thereon to maturity, except that, in the case of Securities which are to be redeemed prior to maturity, the amount so to be deposited or held shall be the principal amount of such Securities and interest thereon to the Redemption Date, together with the redemption premium, if any; or

                    (b)  Direct obligations of the United
               States of America or obligations the principal of and interest on which are guaranteed by the United States of America (which obligations are not subject to redemption prior to maturity at the option of the issuer), in such amounts and maturing at such times that the proceeds of said obligations to be received upon their respective maturities and interest payment dates will provide funds sufficient to pay the principal, premium, if any, and interest to maturity, or to the Redemption Date, as the case may be, with respect to all of the Securities to be paid or redeemed, as such principal, premium and interest become due, provided that the Trustee shall have been irrevocably instructed to apply the proceeds of said obligations to the payment of said principal, premium, if any, and interest with respect to said Securities.

          The conditions for deposit of money or securities contained in Sections 12.02 and 12.03 shall have been satisfied whenever with respect to any Securities and any coupons appertaining thereto denominated in one or more currencies or composite currency other than United States Dollars, the Company or the Guarantor shall have deposited or caused to be deposited irrevocably in trust with the Trustee dedicated solely to the benefit of the holders of such Securities and any such coupons:

                    (i)  Lawful money in such currency,
               currencies or composite currency in which such Securities are payable and in an amount equal to the principal amount of such Securities and all unpaid interest thereon to maturity, except that, in the case of Securities which are to be redeemed prior to maturity, the amount so to be deposited or held shall be the principal amount of such Securities and interest thereon to the Redemption Date, together with the redemption premium, if any; or

                    (ii) Either (1) direct obligations of the
               government that issued or caused to be issued the currency in which such Securities and coupons are payable, for which obligations the full faith and credit of the government is pledged (which obligations are not subject to redemption prior to maturity at the option of the issuer) or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government (which obligations are not subject to redemption prior to maturity at the option of the issuer), in either case, in such amounts and maturing at such times that the proceeds of said obligations to be received upon their respective maturities and interest payment dates will provide funds sufficient to pay the principal, premium, if any, and interest to maturity, or to the Redemption Date, as the case may be, with respect to all of the Securities to be paid or redeemed, as such principal, premium and interest become due, provided that the Trustee shall have been irrevocably instructed to apply the proceeds of said obligations to the payment of said principal, premium, if any, and interest with respect to said Securities."



                                 ARTICLE FIVE

                           MISCELLANEOUS PROVISIONS


               SECTION 5.01. PROVISIONS OF THE ORIGINAL INDENTURE. Except insofar as herein otherwise expressly provided, all the definitions, provisions, terms and conditions of the Original Indenture shall be deemed to be incorporated in and made a part of this First Supplemental Indenture; and the Original Indenture, as amended and supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Original Indenture and this First Supplemental Indenture shall be read, taken and considered as one and the same instrument.

               SECTION 5.02. SEPARABILITY OF INVALID PROVISIONS. In case any one or more of the provisions contained in this First Supplemental Indenture should be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this First Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this First Supplemental Indenture shall be construed as if such provision had never been contained herein.

               SECTION 5.03. EXECUTION IN COUNTERPARTS. This First Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original.


               IN WITNESS WHEREOF, CHEVRON CAPITAL U.S.A. INC. has caused this First Supplemental Indenture to be signed and acknowledged by its President or any one of its Vice-Presidents and CHEVRON CORPORATION has caused this First Supplemental Indenture to be signed by its Chairman of the Board or one of the Vice-Chairmen of the Board or one of its Vice-Presidents and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) has caused this First Supplemental Indenture to be signed and acknowledged by one of its Vice-Presidents or Second Vice-Presidents and by one of its Assistant Secretaries, all as of the day and year first written above.


                                   CHEVRON CAPITAL U.S.A. INC.


                                   By              R.F. Dautel
                                     _________________________________________


                                   CHEVRON CORPORATION


                                   By              H.B. Sheppard
                                     _________________________________________



                                   THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION),

                                   as Trustee



                                   By               J.D. Heaney
                                     _________________________________________
                                                   Vice-President



                                   By              Mary Leewicki
                                     _________________________________________
                                                 Assistant Secretary



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